SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  May 27, 1997


                             COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
         Incorporation)                                    Identification No.)






                 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
           (Address of principal executive offices, including zip code)

                                  (770) 989-3000
              (Registrant's telephone number, including area code)






                                                          Page 1 of 6 pages
                                                          Exhibit Index page 4











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   Item 5.   Other Events
   ------    ------------

             On May 27, 1997, Coca-Cola Enterprises (the "Company") announced that the Company has agreed in principle to acquire The Coca-Cola Company's 48 percent ownership in Coca-Cola Beverages Ltd., Toronto, Ontario, Canada and its 49 percent interest in The Coca-Cola Bottling Company of New York, Inc. The Company also announced its intention to make an offer for the 52% of Coca-Cola Beverages Ltd., held by the public.

   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------

             (c)  Exhibits.

             99   Press Release of Coca-Cola Enterprises
                  issued May 27, 1997.

































                                                             Page 2 of 6 pages



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                 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                     S/ LOWRY F. KLINE
   Date:  May 27, 1997            By:______________________________
                                      Lowry F. Kline
                                      Senior Vice President and
                                      General Counsel

































                                                            Page 3 of 6 pages
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                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                            Page
   -----------                                                            ----

     99      May 27, 1997, press release of Coca-Cola Enterprises Inc.      5
             announcing that the Company has agreed in principle to acquire The Coca-Cola Company's 48 percent ownership in Coca-Cola Beverages Ltd., Toronto, Ontario, Canada and its 49 percent interest in The Coca-Cola Bottling
             Company of New York, Inc. The Company also announced its intention to make an offer for the 52% of Coca-Cola
             Beverages Ltd., held by the public.



































                                                            Page 4 of 6 pages

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